                                                                   EXHIBIT 10.34

PORTIONS OF THIS EXHIBIT WERE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH PORTIONS ARE MARKED BY ASTERISKS.

                       COMMERCIAL MANUFACTURING AGREEMENT

THIS COMMERCIAL MANUFACTURING AGREEMENT (the "Agreement") is entered into on this May 22, 2001 (the "Effective Date"), by and between ViroPharma Incorporated ("ViroPharma"), a Delaware corporation having a place of business at 405 Eagleview Boulevard, Exton, Pennsylvania 19341, and Produits Chimiques Auxilliaires et de Synthese, SELOC France Division ("PCAS") having a place of business at 23, rue Bossuet-Z.I. de la Vigne aux Loups, 91161 Lonjumeau, France. ViroPharma and PCAS may each be referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, ViroPharma has developed a new pharmaceutical active ingredient, pleconaril and would like to obtain commercial supplies of Pleconaril;

PCAS has worked for ViroPharma, under previous agreements, to develop the manufacturing process of Pleconaril, and has already supplied ViroPharma with initial commercial quantities of Pleconaril, and has the ability and desire to go on supplying ViroPharma with commercial quantities of pleconaril; and

InterChem Corporation, ("InterChem"), a corporation having an address at 120, Route 17 North, Paramus, NJ, 07653-1579, has been appointed by PCAS as its distributor for Pleconaril and other products in the USA and Canada.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS. The following terms shall, unless the context otherwise requires, have the respective meanings set out below, and grammatical variations of such terms shall have corresponding meanings:

     1.1 "AFFILIATE" means a corporation, partnership, entity, person, firm, company, or joint venture, whether de jure or de facto, that controls, is controlled by or is under the common control with the referenced Party. For the purposes of this definition the word "control" (including, with correlative meaning, the terms "controlled by" or "is under the common control with") means (a) ownership directly or indirectly of at least fifty percent (50%) of the voting stock of the applicable entity, or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction, or (b) the actual ability to control the management and operations of the applicable entity.


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     1.2  "API" means Pleconaril manufactured at the Manufacturing Site in accordance with the Specifications.

     1.3 "API COMPONENTS" means Raw Material, Starting Material, and Packaging Material that comply with the Specifications and that are necessary for the manufacture and packaging of API pursuant to this Agreement.

     1.4 "CERTIFICATE OF ANALYSIS AND CONFORMANCE" means a certificate for a batch of bulk API in a form to be mutually agreed to by the Parties, as may be amended from time to time with the agreement of the Parties.

     1.5 "cGMP" means the current good manufacturing practices for drug substances as set forth in the U.S. Food, Drug, and Cosmetic Act and applicable regulations promulgated thereunder, as amended from time to time.

     1.6  "CONFIDENTIAL INFORMATION" means:

          1.6.1 all secret, confidential or proprietary information or data, whether provided in written, oral, graphic, video, computer or other form, provided by ViroPharma to PCAS pursuant to this Agreement or any previous agreement between the Parties, or generated by either Party pursuant to this Agreement or any previous Agreement between the Parties, including, but not limited to, ViroPharma Know-How, information relating to ViroPharma's existing or proposed research, development efforts, business, products, the terms of this Agreement and any other materials that have not been made available by ViroPharma to the general public. Failure to mark any of the Confidential Information as confidential or proprietary shall not affect its status as Confidential Information under the terms of this Agreement.

          1.6.2 Notwithstanding the foregoing Section 1.6.1, Confidential Information shall not include any information or materials that: (i) at the time of disclosure by ViroPharma to PCAS is in, or after disclosure by ViroPharma to PCAS becomes part of the public domain, through no improper act on the part of PCAS or on the part of any of its respective employees or contractors; (ii) was in PCAS' possession at the time that such information was first disclosed by ViroPharma, as shown by written evidence, and was not acquired, directly or indirectly, from ViroPharma; (iii) PCAS receives from a third party, provided that such Information was not obtained by such third party, directly or indirectly, from ViroPharma; or (iv) is required to be disclosed by law, provided that ViroPharma is given reasonable advance notice of such requirement to divulge and an opportunity to obtain a protective order.

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          1.6.3  all secret, confidential or proprietary information or data, whether provided in written, oral, graphic, video, computer or other form, provided by PCAS to ViroPharma pursuant to this Agreement or any previous agreement between the Parties, or generated by either Party pursuant to this Agreement or any previous Agreement between the Parties, including, but not limited to, PCAS know-how, information relating to PCAS' existing or proposed research, development efforts, business, products, the terms of this Agreement and any other materials that have not been made available by PCAS to the general public. Failure to mark any of the Confidential Information as confidential or proprietary shall not affect its status as Confidential Information under the terms of this Agreement.

          1.6.4 Notwithstanding the foregoing Section 1.6.3, Confidential Information shall not include any information or materials that: (i) at the time of disclosure by PCAS to ViroPharma is in, or after disclosure by PCAS to ViroPharma becomes part of the public domain, through no improper act on the part of ViroPharma or on the part of any of its respective employees or contractors; (ii) was in ViroPharma's possession at the time that such information was first disclosed by PCAS, as shown by written evidence, and was not acquired, directly or indirectly, from PCAS; (iii) ViroPharma receives from a third party, provided that such Information was not obtained by such third party, directly or indirectly, from PCAS; or (iv) is required to be disclosed by law, provided that PCAS is given reasonable advance notice of such requirement to divulge and an opportunity to obtain a protective order.

     1.7 "(Euro)/$ EXCHANGE RATE" means the Euro per U.S. dollar exchange rate as published in The Wall Street Journal on the specified date, or if no rate is reported on that date, on the next subsequent date on which the rate is reported.

     1.8  "FDA" means the United States Food and Drug Administration.

     1.9 "INVENTION" means any invention, modification, discovery, improvement, technology, trade secret, chemical or biological material, assay, method, process, technique, documentation, scientific and technical data, drawing or other information, whether patentable or not, resulting from the use of the Specifications, any process information, any Confidential Information of ViroPharma, or resulting from the manufacture of API or Starting Material.

     1.10 "MANUFACTURING SITE" means PCAS' sites at 19, route de Meulan, F-78520, Limay, France; route de Lassay, F-61410, Couterne, France; rue des Freres Lumiere, F-38300, Bourgoin-Jallieu France; and any other site approved by ViroPharma in accordance with Section 3.7.1.

     1.11 "PACKAGING MATERIAL" means any materials needed to contain, store, package and/or ship API.


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     1.12 "PLECONARIL" means the compound pleconaril with CAS No. 153168-05-9, also known as VP 63843.

     1.13 "RAW MATERIAL" means chemicals, ingredients, and other supplies necessary for the manufacture of API, other than the Starting Materials, that meet reasonable industry standards and the Specifications.

     1.14 "REGULATORY AUTHORITY" means any national (e.g., the United States Food and Drug Administration), supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the world involved in the granting of regulatory approval for the marketing of Pleconaril.

     1.15 "SAMPLE" means 100 g of a substance, unless otherwise stated in the Specifications.

     1.16 "SPECIFICATIONS" means: (a) the product, formula, processing, testing, storage, packaging, handling, and shipping specifications, including, without limitation, the master batch record, that will be supplied by ViroPharma to PCAS; (b) the quality assurance and quality control specifications and analytical methods that will be supplied by ViroPharma to PCAS; and (c) the requirements of cGMP, in each case as may be amended to meet the requests or requirements of FDA or another Regulatory Authority. The complete and comprehensive Specifications to be supplied by ViroPharma to PCAS under Sections 1.16(a-b) shall be substantially similar to the summary specifications set forth in
          Exhibit 1.16(a-b) attached to and included in this Agreement.

     1.17 "STARTING MATERIALS" means: ***********, also known as *********, and *********** also known as *********, that meet the Specifications.

     1.18 "VALIDATION BATCH" means a batch of approximately 580 kg of API, but in no event less than 450 kg of API, produced pursuant to Section 3.8 and the Validation Protocol.

     1.19 "VALIDATION CAMPAIGN" means three Validation Batches made consecutively, with no failed attempts to make a Validation Batch intervening.

     1.20 "VALIDATION PROTOCOL" means the protocol for the production of the Validation Campaign of API, set forth in Exhibit 1.20 attached to and included in this Agreement, as may be amended from time to time by written agreement of the Parties.


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     1.21 "VALIDATION REPORT" means the report and related documentation described in the Validation Protocol, regarding the manufacture and testing of all Validation Batches and the Validation Campaign.

     1.22 "VIROPHARMA KNOW-HOW" means all inventions, technology, trade secrets, physical, chemical or biological material, assays, methods, documentation, scientific and technical data and other information (excluding ViroPharma Patents) that ViroPharma owns or otherwise has a right to use as of the date of this Agreement or at any time during the term of this Agreement.

     1.23 "VIROPHARMA PATENTS" means all United States and foreign patents and patent applications, including divisions, continuations, continuations-in-part, additions, renewals, extensions, re-examinations and reissues of all such patents and patent applications, that are owned or licensed by ViroPharma.

2.  TERM

The term of this Agreement will begin on the Effective Date, and unless earlier terminated as provided in Article 13, shall continue in effect until December 31, 2003.

3.  API MANUFACTURE AND SUPPLY

     3.1 Manufacture. PCAS shall manufacture API at the Manufacturing Site in accordance with the Specifications, including, without limitation cGMP, and with its representations, warranties and covenants under this Agreement, for delivery to ViroPharma in accordance with
          Section 4.5.

     3.2  REQUIREMENTS AND MINIMUM SUPPLY.

          3.2.1 PCAS agrees to supply up to ********** kg of API in calendar year 2001, up to ********* kg of API in calendar year 2002, and up to ********* kg of API in calendar year 2003 and subsequent calendar years, if any, of the Agreement. In the event that ViroPharma requires more than these amounts from PCAS, PCAS shall use its best efforts to supply such increased requirements.

          3.2.2  ViroPharma commits to purchasing from PCAS at minimum:

                 a.  in calendar year 2001  ********* kg of API;

                 b. in calendar year 2002, the lesser of (i) ********* kg of API, or (ii) *****% of its requirements for API in such year; and

                 c. in calendar year 2003, the lesser of (i) ********* kg of API, or (ii) *****% of its requirements for API.



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                 Nothing in this Section 3.2.2 shall prevent ViroPharma from purchasing more than these amounts from PCAS.

          3.2.3  If PCAS is unable to fulfill its commitments under
                 Section 3.2.1, or ViroPharma has fulfilled its commitments under Section 3.2.2, nothing in this Agreement shall prevent ViroPharma from purchasing Pleconaril from a third party.

          3.2.4 Nothing in this Agreement shall preclude ViroPharma from taking whatever steps necessary to qualify alternative suppliers of Pleconaril, including, but not limited to selling any batches of Pleconaril reasonably required to be manufactured for purposes of the qualification of such alternative suppliers, and for maintaining such qualifications, e.g., validation batches.

          3.2.5 If ViroPharma exercises its right to have quantities of API manufactured by one or more alternative suppliers, and if such alternative suppliers require ViroPharma to supply Starting Materials, then PCAS shall have a right of first offer to produce a minimum of *****% of ViroPharma's requirements of such Starting Materials, provided that PCAS is able to supply the said quantities at a competitive price.

     3.3 THIRD PARTIES. PCAS shall not manufacture Pleconaril for or sell Pleconaril to any third parties during the term of this Agreement without the prior written consent of ViroPharma.

     3.4 DOCUMENTATION. PCAS will prepare a Certificate of Analysis and Conformance for each batch of API confirming that such batch conforms with the Specifications. With its shipment of such batch pursuant to
          Section 4.5 and Article 5 below, PCAS shall include the Certificate of Analysis and Conformance, identifying to which batch the certificate relates, and, at the request of ViroPharma, or as required in the Specifications or the Certificate of Analysis and Conformance, any raw data or executed batch records regarding the manufacture of the batch that ViroPharma reasonably requests.

     3.5 SAMPLE RETENTION. PCAS shall retain Samples of the Starting Material, each Raw Material identified for sample retention in the Specifications, and the manufactured API, identifying them by batch of
          manufactured API.   PCAS shall retain such Samples under normal
          warehouse conditions for the longer of: two years after the delivery of the relevant batch of API to ViroPharma, or the period required by law. PCAS shall promptly deliver such samples to ViroPharma upon ViroPharma's request. PCAS will contact ViroPharma at least sixty days before the planned destruction of any such Samples, at which time ViroPharma may request that PCAS deliver such Samples to ViroPharma at ViroPharma's cost. PCAS shall promptly notify ViroPharma in writing of any accidental loss or destruction of such Samples.



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     3.6  API COMPONENT SUPPLY.  PCAS shall be solely responsible for obtaining or manufacturing at its own costs sufficient inventories of API Components to complete the manufacture and delivery of the batches of API ordered pursuant to the Agreement. The foregoing sentence shall not preclude ViroPharma from assisting in obtaining supply of API Components on behalf of PCAS if PCAS and ViroPharma so agree. PCAS shall be solely responsible for inspecting the API Components to ensure that they comply with the Specifications and PCAS is solely responsible for the return or other disposal of API Components that do not meet the Specifications. PCAS shall supply, at ViroPharma's request, written reports and analyses of API Components to demonstrate conformance to applicable Specifications.

     3.7  CHANGES.

          3.7.1 PRIOR APPROVAL AND NOTICE. PCAS shall not change the Manufacturing Site, the Specifications, the API Components, or any material aspect of the manufacture of API without the prior written consent of ViroPharma, regardless of whether any such change requires FDA or other Regulatory Authority approval. PCAS shall provide ViroPharma with all reasonably requested data, documentation and assistance to effectuate such change. PCAS shall provide ViroPharma with thirty (30) days written notice before any planned move of the manufacturing of Starting Materials or API between PCAS' Bourgoin-Jallieu, Couterne, and Limay sites, and may proceed with such move if ViroPharma does not object to such written notice within fifteen (15) days. PCAS may sub-contract the manufacturing of Starting Materials after providing notification to and receiving written approval from ViroPharma.

          3.7.2 CHANGES REQUIRED BY REGULATORS. If FDA or another Regulatory Authority requires ViroPharma to change the Manufacturing Site, the Specifications, or the API Components for manufacturing API, PCAS shall make such changes. If changes in manufacturing made pursuant this Section 3.7.2 change the costs of manufacturing API by more than 10%, then the Parties shall negotiate in good faith to share the costs between them.

          3.7.3  PERMISSIVE CHANGES.

                 a. PCAS may propose changes to the Manufacturing Site, the Specifications, or the API Components for manufacturing API by providing ViroPharma with a detailed written report describing such proposed changes, for ViroPharma's review and approval. Except as set forth in Section 6.5, PCAS shall bear the costs of such changes.


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                 b.  If ViroPharma requests a change in the Manufacturing Site, the Specifications, or the API Components for manufacturing API that is not the result of a requirement of FDA or another Regulatory Authority, PCAS shall use its best efforts to accommodate such request, and ViroPharma will reimburse PCAS for the costs of such changes.

          3.7.4 COMPLIANCE WITH STANDARDS. In the event that PCAS's activities are not performed at the previously approved Manufacturing Site, or in accordance with the previously approved Specifications, PCAS's efforts to bring its activities into compliance with such requirements shall not constitute a change under this Section 3.7.

     3.8  VALIDATION BATCHES AND VALIDATION CAMPAIGNS.

          3.8.1 REQUIREMENTS BEFORE MANUFACTURE OF VALIDATION BATCHES. PCAS shall not begin manufacturing any Validation Batch until both:

                 (a) PCAS has received the complete and comprehensive Specifications from ViroPharma pursuant to Section 1.16, and

                 (b) the Parties have agreed to the form of a Certificate of Analysis and Conformance.

          3.8.2 MANUFACTURE. PCAS shall manufacture a Validation Campaign of API consistent with the Validation Protocol, each Validation Batch of which will be ordered and shipped like a standard batch, except as set forth in the Validation Protocol. PCAS shall deliver to ViroPharma a draft Validation Report within twenty-one (21) days after the shipment of the final Validation Batch in a Validation Campaign. ViroPharma will provide PCAS with comments on the draft Validation Report within fifteen
                 (15) days of receiving such draft. PCAS shall provide ViroPharma with a final Validation Report within fifteen (15) days after receiving ViroPharma's comments on the draft report. PCAS shall make all reasonable changes to the Validation Report requested by ViroPharma. If requested by ViroPharma, PCAS will provide a copy of the final Validation Report in electronic format.

     3.9 TECHNOLOGY TRANSFER. At ViroPharma's request, PCAS shall assist ViroPharma in transferring to third parties manufacturing Pleconaril for ViroPharma all technology and know-how necessary to manufacture Pleconaril to the Specifications and in compliance with all applicable laws and regulations. Such transfer shall be for consulting fees of $1000 per person per day and reasonable travel and out-of-pocket expenses.

4.  ORDERING AND SHIPMENT



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     4.1  FORECASTS.  On or before the fifteenth day of each calendar quarter starting respectively in January, April, July, and October, ViroPharma shall update the eighteen-month quarterly forecast of API needs set forth in Exhibit 4.1 attached to and included in this Agreement, beginning with the next calendar quarter. Notwithstanding the foregoing, ViroPharma shall promptly update such forecast if its anticipated requirements for the first three months of such forecast have changed by more than twenty percent.

     4.2 MINIMUM BATCH SIZE. Orders for API shall be in multiples of whole batches.

     4.3 FIRM ORDERS. On or before the fifteenth day of each month, ViroPharma shall provide PCAS with a firm written order (a "Firm Order") for the amount of API to be produced and delivered to ViroPharma by the end of the ******* month following the month in which such Firm Order is made, unless ViroPharma specifies a different later date for delivery. The Firm Order shall include a purchase order number and specify the amount of API to be manufactured and the location of delivery. The amount of API ordered by ViroPharma in a Firm Order shall be binding on ViroPharma and PCAS, and shall not be subject to reduction. PCAS shall have the right to reject any Firm Offer for an amount in excess of the amount of its annual agreed supply set forth in Section 3.2.1. within fifteen (15) days of the receipt of such Firm Order.

     4.4  TIME OF THE ESSENCE.

          4.4.1 GENERAL. PCAS understands that time is of the essence to the manufacture and delivery of API under this Agreement. If at any time PCAS reasonably believes that it will be unable to satisfy a Firm Order that was not properly rejected in accordance with
                 Section 4.3, in either amount or delivery time, it shall notify ViroPharma immediately, except that PCAS may use the Safety Stock to avoid any such shortfall or delay. After discussion with PCAS about how to remedy any such problem, ViroPharma may accept that amount of such Firm Order that PCAS is able to deliver. If ViroPharma elects to accept a reduced delivery, then, in accordance with Section 6.2, the charge for such amount of API shall be based on the amount ordered, and not the amount delivered.

          4.4.2 COST. If ViroPharma accepts a reduced Firm Order after notice from PCAS pursuant to Section 4.4.1, ***********************
                 incurred by ViroPharma in obtaining an equivalent amount of Pleconaril from a third party in excess of what PCAS would have charged for such quantity of Pleconaril (the "Excess"), provided that ViroPharma reasonably believes that such third party can deliver the replacement Pleconaril to ViroPharma before PCAS would have delivered the delayed order, and except to the extent that such Firm Order would have exceeded PCAS' supply obligations under Sections 3.2.1 or 4.5.1., as follows:

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                 (a)  if the Excess is ****% or less of the amount that PCAS would have charged for the relevant quantity of Pleconaril, PCAS shall pay all of the Excess;

                 (b) if the Excess is more than ****%, but less than or equal to *****% of the amount that PCAS would have charged for the relevant quantity of Pleconaril, then PCAS shall pay a portion of the Excess equal to *****% of the amount that PCAS would have charged for the relevant quantity of Pleconaril, and the Parties shall split equally the remainder of the Excess; and

                 (c) if the Excess is more than ****% of the amount that PCAS would have charged for the relevant quantity of Pleconaril, then PCAS shall pay a portion of the Excess equal to *****% of the amount that PCAS would have charged for the relevant quantity of Pleconaril, and ViroPharma shall pay the remainder of the Excess.

     4.5 SHIPMENT. PCAS shall deliver all API to ViroPharma "DDP, Exton, Pennsylvania," or such other place within the USA as ViroPharma may designate in its Firm Order, as the term DDP is defined in INCO Terms 1990, Pub. No. 460. Transport conditions shall comply with all applicable laws and regulations, and with the Specifications. PCAS shall notify ViroPharma immediately of any loss of or damage to API in transit. If any shipment of API is lost or damaged, the Parties will cooperate in attempting to locate such shipment, or to obtain insurance reimbursement for such shipment, and to arrange a production schedule for PCAS to replace the lost or damaged API. If Pleconaril is removed from the Pharmaceutical Appendix and results in a new duty rate classification, the prevailing price to ViroPharma will be adjusted to fully compensate PCAS for this cost.

     4.6 SAFETY STOCK. During 2002 PCAS shall build up a commercially reasonable safety stock of API. PCAS shall refresh such safety stock regularly on a "first-in-first-out" basis from batches of API manufactured during the course of this Agreement.

5.  ACCEPTANCE

     5.1 RIGHT OF REJECTION. Without limiting ViroPharma's other rights and remedies under this Agreement or in law or equity, ViroPharma shall have the right to reject any API that fails to meet the Specifications, or that otherwise fails to comply with PCAS' warranty under Section 11.2 of this Agreement ("Non-Conforming API").

     5.2  PROCEDURES FOR REJECTION.


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          5.2.1  Within thirty (30) days of receipt of any API, ViroPharma or its designee shall inspect such API and give PCAS written notice of: (i) any Non-Conforming API, or (ii) any shortages in the amount of API delivered (together, a "Deficiency Notice"). The Deficiency Notice shall identify the rejected API by lot number and describe the basis for rejection.

          5.2.2 Within fifteen days of receiving a Deficiency Notice, PCAS shall notify ViroPharma in writing as to whether it agrees with the rejection. If ViroPharma and PCAS fail to agree on the validity of such rejection within ten days after PCAS' notice, the Parties shall agree on an independent laboratory or consultant (the "Lab"), whose decision shall be binding, to test the rejected API. If such testing reveals that the API in fact was Non-Conforming API, PCAS shall pay the costs, fees and expenses that the Lab incurred in testing the API in question. If such testing reveals that the API in fact was not Non-Conforming Product, ViroPharma shall pay the costs, fees and expenses that the Lab incurred in testing the API in question.

     5.3  RESPONSIBILITY FOR NON-CONFORMING API AND SHORTAGES.

          5.3.1 PCAS shall be responsible for replacing at its sole cost any Non-Conforming API properly rejected in accordance with Section
                 5.2 within a reasonable time not to exceed sixty (60) days from the date that the Parties agree that the API is Non-Conforming, or that a Lab confirms that the API is Non-Conforming.

          5.3.2 In the event of any shortage of API in excess of ****% of the total amount ordered, where each batch is expected to contain **** kg, at ViroPharma's sole discretion, either:

                 (a) PCAS shall at its sole expense prepare sufficient additional API to remedy the shortage, or

                 (b) The amount due for the full amount of API requested shall be prorated to reflect the shortfall, and this reduced amount shall be full payment for the amount of API actually delivered. For purposes of Sections 3.2.2 and 6.2, ViroPharma shall be deemed to have ordered and purchased the full amount ordered.

     5.4 DISPOSAL OF NON-CONFORMING PRODUCT. At PCAS' request, direction, and sole cost, ViroPharma shall either return to PCAS, or destroy any Non-Conforming API. PCAS shall reimburse ViroPharma within thirty days of receiving any invoice for the costs of destroying or returning any Non-Conforming API.

     5.5 INVESTIGATION. PCAS will cooperate with ViroPharma at PCAS's cost in investigating the cause of any production of Non-Conforming API.


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6.  PRICE AND PAYMENT.

     6.1  GENERAL TERMS.

          6.1.1 INVOICES AND PAYMENTS. PCAS shall include an invoice with each batch of API delivered to ViroPharma. All invoices that are not reasonably disputed by ViroPharma in accordance with Article 5 or otherwise shall be payable within forty-five (45) days after ViroPharma's receipt. The fees and charges due hereunder shall be payable in U.S. dollars. All payments due from ViroPharma hereunder shall be paid to PCAS by a bank transfer sent to PCAS's bank or by a check payable to the Designee on behalf of PCAS. Notwithstanding the foregoing, PCAS may designate InterChem, or another third party, in writing (the "Designee") to assist PCAS in shipping API to ViroPharma. In such case, all sums due hereunder from ViroPharma shall be paid to Designee on behalf of PCAS, and upon such payment, ViroPharma shall have no further obligation in respect of such payment to PCAS. The use of Designee by PCAS and the receipt by ViroPharma of any API delivered to it by Designee, shall in no way diminish any rights that ViroPharma may have against PCAS, and shall not act as a waiver or estoppel of any claim that ViroPharma may have at any time against PCAS arising from or relating to this Agreement. The Parties acknowledge that the use of Designee is for the convenience of PCAS.

          6.1.2 INVOICE RATE AND CORRECTIONS. The amount invoiced for any batch of API delivered to ViroPharma shall be at the per kilo rate set forth in Section 6.2 for the full amount of API projected to be ordered in the calendar year in which the order is made. If at the end of a calendar year, because of the amount of API ordered in such calendar year ViroPharma was entitled to a lower rate per kilo than was actually invoiced, PCAS shall refund ViroPharma the difference within sixty days of the end of such calendar year. If at the end of a calendar year PCAS was entitled to a higher rate per kilo than was actually invoiced, PCAS may invoice ViroPharma for the difference, which invoice shall be payable in accordance with Section 6.1.1 above.

          6.1.3 DEDUCTION FOR PRIOR PAYMENTS FOR STARTING MATERIALS. ViroPharma shall be credited for any amounts paid under the agreement between ViroPharma and PCAS dated February 8, 2001, for "Materials" as that term is defined in such agreement. Any invoices under Section 6.1 shall be offset by the amount of such credit until the full amount of the credit has been reached.

     6.2  PRICE FOR API.   Pricing for API delivered shall be based on the total
          amount of API ordered by ViroPharma in a calendar year as follows. If the amount of API

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          delivered is lower than the amount of API ordered, ViroPharma shall be charged for each kg delivered at the rate for the total amount ordered:

          6.2.1  CALENDAR YEAR 2001.  In calendar year 2001:

                 a. If the total amount of API ordered by ViroPharma is less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 b. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 c. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than or equal to ****** kg, then ViroPharma shall pay $****** for each kg; and

                 Notwithstanding the foregoing, if PCAS is unable to manufacture any amount of API ordered by ViroPharma in calendar year 2001 up to ****** kg in accordance with Article 4, then such amount of API shall be manufactured and delivered as soon as possible, and shall be priced as if the order were placed in calendar year 2002, in accordance with Section 6.2.2, below.

          6.2.2  CALENDAR YEAR 2002.  In calendar years 2002 and 2003:

                 a. If the total amount of API ordered by ViroPharma is less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 b. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 c. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 d. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than ****** kg, then ViroPharma shall pay $****** for each kg;

                 e. If the total amount of API ordered by ViroPharma is ****** kg or more, but less than ****** kg, then ViroPharma shall pay $****** for each kg; and

                 f. If the total amount of API ordered by ViroPharma is ****** kg or more, then ViroPharma shall pay $****** for each kg.


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     6.3  CHARGE FOR VALIDATION CAMPAIGN.

          6.3.1 Notwithstanding anything to the contrary in Section 6.2.1 above, ViroPharma shall pay PCAS $****** for each kg of API delivered by PCAS to ViroPharma as part of a Validation Campaign. Each such kg of API manufactured as part of a Validation Campaign shall be included in the amounts ordered in that calendar year for purposes of determining the price per kg for the rest of the orders made in that calendar year.

          6.3.2  ViroPharma shall pay PCAS $********* for the Validation Report.

     6.4 EXCHANGE RATES. The exchange rate to be used for Orders shall be as of the date of the Order, and shall be midway between 1.189 and the
          (Euro)/$ Exchange Rate on the Effective Date as set forth on Exhibit
          6.4 attached to and included in this Agreement, except that if the exchange rate on such date differs from the average of 1.189 and the
          (Euro)/$ Exchange Rate on the Effective Date by less than +/- 10% in calendar year 2001, and +/- 7% in subsequent calendar years, there will be no price adjustment. If the variance is greater than these amounts, the price adjustment will be equal to 50% of the total variance, or, stated algebraically, the amount in dollars charged for the API in accordance with Section 6.2, shall be multiplied by the following factor:

                         1 + (((1.189 + X) / 2)-Y) x 0.5
                              --------------------
                               (1.189 + X)/2

          where X is the (Euro)/$ Exchange Rate on the Effective Date and Y is the (Euro)/$ Exchange Rate on the date of the Order for API.

     6.5 SHARING OF EFFICIENCIES. If pursuant to Section 3.7.3, the parties agree to implement any change for the purpose of obtaining cost reductions for manufacturing API, the parties shall share equally in the cost of such implementation, other than the cost of any regulatory filings, and in the cost reduction effected by such change.

7.  AUDITS.

Upon reasonable advance notice, ViroPharma, Sanofi-Synthelabo, or the authorized representative of either company shall have the right at all reasonable times to enter the facilities of PCAS to inspect all activities performed pursuant to this Agreement and related documents and materials, including, without limitation, the manufacturing facilities and warehouses of PCAS, API Components, API, batch records, and SOPs. PCAS shall make all documents and records available for review and copying. PCAS shall adopt reasonable suggestions of ViroPharma or its authorized representative to correct any deficiencies identified in any site visit or audit. Provided that no significant adverse findings are made during any audit in a calendar year, and there are no indications of non-compliance with PCAS' representations and warranties

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in Section 11.2, including, without limitation, any adverse findings during an inspection by FDA or any other Regulatory Authority, the maximum audit days per year shall be five (5) with not more than three (3) representatives at a time.

8.  REGULATORY COMPLIANCE.

     8.1 General. PCAS shall perform all activities under this Agreement in compliance with all applicable laws and regulations, and with any applicable professional standards.

     8.2 RECORDKEEPING. PCAS shall maintain all records required by all applicable laws and regulations, and by any applicable professional standards. Without in any way limiting the foregoing, PCAS shall keep records of the manufacturing, testing and shipping of API adequate to assist in resolving product complaints, conducting failure investigations, and performing recalls, field alerts, product withdrawals, field corrections or other similar actions.

     8.3 PERMITS AND AUTHORIZATIONS. PCAS shall obtain and maintain all necessary manufacturing licenses and approvals for the manufacturing facilities required to perform the activities under this Agreement.

     8.4 INQUIRIES FROM REGULATORY AUTHORITIES. PCAS shall promptly notify ViroPharma in writing if FDA or any foreign equivalent makes inquiries to PCAS regarding its activities under this Agreement.

     8.5 INSPECTIONS BY REGULATORY AUTHORITIES. PCAS shall promptly notify ViroPharma if FDA or any foreign equivalent inspects PCAS regarding activities under this Agreement. PCAS shall provide ViroPharma with a written report of any such inspection, noting with specificity any record or document reviewed by the regulatory inspector. When a copy of a document or record is supplied to the inspector on request, that fact will be noted in the report. PCAS shall keep copies of each of these records or documents in a separate inspection file and, on ViroPharma's request, will provide ViroPharma with copies of any or all of these records or documents.

     8.6 COMMUNICATIONS WITH REGULATORY AUTHORITIES. PCAS shall promptly provide ViroPharma with a copy of all correspondence between PCAS and FDA or any foreign equivalent regarding activities under this Agreement, including, without limitation, any Form 483s, or similar notices or observations. PCAS shall provide ViroPharma with a copy of any proposed response or correspondence to such regulatory authority that relates directly to activities under this Agreement for ViroPharma's approval at least five business days before the submission of such response or correspondence.


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     8.7  NOTICE OF ACCIDENTS.  PCAS shall promptly notify ViroPharma of all accidents related to the manufacture of API, including, without limitation, those involving injury to persons, damage to property, or environmental release of chemicals.

     8.8. RECALLS. PCAS shall immediately notify ViroPharma of any information in its possession relating to any batches of API that may require a recall, field alert, product withdrawal, field correction or other similar action whether based on design defect, manufacturing defect or otherwise. The decision to initiate a recall, field alert, product withdrawal, field correction or other similar action, if any, shall be made and implemented by ViroPharma. PCAS shall cooperate as reasonably necessary in planning and implementing any such action. PCAS shall bear the costs of any such action resulting from or arising out of any of the causes set forth in Section 12.1.1(a-c) up to
          (Euro) 45 million.

9.   OWNERSHIP OF INVENTIONS.

Any and all Inventions by PCAS shall be the sole and exclusive property of ViroPharma. PCAS hereby irrevocable assigns and transfers to ViroPharma, and to the extent that an executory assignment is not enforceable, PCAS hereby agrees to assign and transfer to ViroPharma, in writing, from time to time, upon request, any and all right, title and interest that PCAS may have or may later acquire in the Inventions under copyright, patent, and trade secret law in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. Within thirty (30) calendar days of making any Invention, PCAS shall notify ViroPharma, in writing, of the event and shall assist ViroPharma in protecting ViroPharma's proprietary rights to said Invention. ViroPharma shall grant a royalty-free license to PCAS for use of such Invention; provided, however, that without the prior written approval of ViroPharma, PCAS shall not use such Invention in connection with a product intended to treat or prevent the effect of viral infections in man.

10.  CONFIDENTIALITY.

     10.1 During the term of this Agreement and for a period of five years thereafter, PCAS shall maintain in confidence and shall use only for purposes of this Agreement all Confidential Information disclosed by ViroPharma under the Agreement, except as may be otherwise provided herein. Notwithstanding the foregoing, PCAS may disclose ViroPharma's Confidential Information to those of its directors, officers, employees, agents and consultants that have a need to know such Confidential Information in order to achieve the purposes of this Agreement (a "Recipient"), provided that such Recipient is bound by an obligation to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement. PCAS will promptly notify ViroPharma upon discovery of any unauthorized use or disclosure of the Confidential Information. Any breach of this obligation of confidentiality by a Recipient or any other director, officer, employee, agent or consultant of PCAS shall be deemed a breech by PCAS. PCAS agrees that ViroPharma shall remain the owner of the

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

           Confidential Information, and all patent, copyright, trade secret, trademark and other intellectual property rights therein.

     10.2 During the term of this Agreement and for a period of five years thereafter, ViroPharma shall maintain in confidence and shall use only for purposes of this Agreement all Confidential Information disclosed by PCAS under the Agreement, except as may be otherwise provided herein. Notwithstanding the foregoing, ViroPharma may disclose PCAS' Confidential Information to those of its directors, officers, employees, agents and consultants that have a need to know such Confidential Information in order to achieve the purposes of this Agreement (a "Recipient"), provided that such Recipient is bound by an obligation to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement. ViroPharma will promptly notify PCAS upon discovery of any unauthorized use or disclosure of the Confidential Information. Any breach of this obligation of confidentiality by a Recipient or any other director, officer, employee, agent or consultant of ViroPharma shall be deemed a breech by ViroPharma. ViroPharma agrees that PCAS shall remain the owner of the Confidential Information, and all patent, copyright, trade secret, trademark and other intellectual property rights therein. Notwithstanding the foregoing, this Section 10.2, shall not prevent or restrict ViroPharma in any way from using or disclosing ViroPharma Confidential information, from exercising its rights in and to the Inventions, or from performing any activity contemplated under this Agreement, including, without limitation: complying with applicable laws and regulations; submitting filings to Regulatory Authorities; responding to requests or questions from Regulatory Authorities; protecting or expanding its intellectual property rights; marketing or selling Pleconaril; and discussing, negotiating, or entering into collaborative agreements regarding Pleconaril.

11.  REPRESENTATIONS AND WARRANTIES.

     11.1 Representations and Warranties of the Parties. Each of ViroPharma and PCAS represents, warrants and covenants to the other Party that:

           11.1.1 It is duly organized and validly existing and in good standing under the laws of its organization or formation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

           11.1.2 It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

           11.1.3 This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy and creditor's rights laws. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is


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

                   a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

           11.1.4 It has obtained all necessary consents, approvals and authorizations of all governmental authorities and other entities and persons required to be obtained by it in connection with entry into this Agreement.

           11.1.5 No agreement between it and a third party in existence as of the Effective Date would prevent it from performing its obligations under this Agreement or granting to the other Party the rights granted hereunder, and it shall not enter into any such third party agreement that would prevent it from performing its obligations under this Agreement or granting to the other Party the rights granted hereunder.

           11.1.6 It shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement.

     11.2 PCAS REPRESENTATIONS AND WARRANTIES. In addition to representations, warranties and covenants made elsewhere in this Agreement, PCAS represents, warrants and covenants that:

           11.2.1 As of the date of shipment or delivery to ViroPharma of any API manufactured by PCAS, such API shall conform in all material respects to the Specifications, and all applicable laws and regulations, and shall be free from material defects in materials and workmanship.

           11.2.2 As of the date of shipment or delivery to ViroPharma of any API manufactured by PCAS, such API will not be adulterated or misbranded within the meaning of the U.S. Food, Drug, and Cosmetic Act, and will not be an article which may not, under the provisions of Sections 404, 505, or 512 of the U.S. Food, Drug, and Cosmetic Act, be introduced into U.S. interstate commerce.

           11.2.3 PCAS will not use in its performance of its obligations under this Agreement any person, corporation or other entity debarred or suspended under the provisions of the Generic Drug Enforcement Act of 1992, including without limitation, 21 U.S.C. Section 335a.

           11.2.4 PCAS does not currently have, and covenants that it will not hire, as an officer or an employee any person who has been convicted of a felony under the laws of the U.S. for conduct relating to the regulation of any drug product under the U.S. Food, Drug, and Cosmetic Act.

           11.2.5 PCAS has the right to assign Inventions to ViroPharma, such Inventions will not infringe the rights of any third parties, and PCAS has obtained an enforceable written agreement from each person providing services under this Agreement transferring all right title and interest in any Invention either directly, or through PCAS, to ViroPharma.


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     11.3  VIROPHARMA REPRESENTATIONS AND WARRANTIES. In addition to representations, warranties and covenants made elsewhere in this Agreement, ViroPharma represents, warrants and covenants that:

           11.3.1 ViroPharma owns or otherwise has the right to disclose the Specifications to PCAS.

           11.3.2 PCAS may use the ViroPharma Know How for the purposes of manufacturing the API pursuant hereto and that to the best of ViroPharma's knowledge, such use shall not result in PCAS infringing or misappropriating any third party right thereto.

           11.3.3 ViroPharma has identified potential suppliers of Starting Materials at the following prices:

                   (a)  ********:  $****** /kg; and

                   (b)  ********:  $****** /kg.

12.  LIABILITY.

     12.1  Indemnifications.

           12.1.1 PCAS Indemnification of ViroPharma. PCAS will indemnify, defend and hold harmless ViroPharma and its employees, officers, directors and agents (each, a "ViroPharma Indemnified Party") from and against any and all liability, loss, damage, expense (including reasonable attorneys' fees and expenses) and cost (collectively, a "Liability") that the ViroPharma Indemnified Party may be required to pay to one or more third parties resulting from or arising out of:

                   (a) any PCAS representation or warranty set forth herein being untrue in any material respect when made;

                   (b) any claim of any nature, including any products liability claim, directly arising from the failure of API to have been manufactured, processed, prepared, packed, or held in accordance with the Specifications, applicable laws and regulations, or PCAS' representations or warranties hereunder; and/or


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                   (c)  any negligent act or omission or willful misconduct on the part of PCAS, its employees, officers, directors or agents.

                   except in each case, to the extent caused by the negligence or willful misconduct of ViroPharma or any ViroPharma Indemnified Party.

           12.1.2 VIROPHARMA INDEMNIFICATION OF PCAS. ViroPharma will indemnify, defend and hold harmless PCAS and its employees, officers, directors and agents (each, a "PCAS Indemnified Party") from and against any and all liability, loss, damage, expense (including reasonable attorneys' fees and expenses) and cost (collectively, a "Liability") that the PCAS Indemnified Party may be required to pay to one or more third parties resulting from or arising out of:

                   (a) any ViroPharma representation or warranty set forth herein being untrue in any material respect when made;

                   (b) the testing, consumption, promotion, sale or advertising of API, except to the extent arising from the failure of API to have been manufactured, processed, prepared, packed, or held in accordance with the Specifications, applicable laws and regulations, or PCAS' representations or warranties hereunder; and/or

                   (c) any negligent act or omission or willful misconduct on the part of ViroPharma, its employees, officers, directors or agents.

                   except in each case, to the extent caused by the negligence or willful misconduct of PCAS or any PCAS Indemnified Party.

     12.2 Procedures for Indemnification. If a Party seeks indemnification under Section 12.1, it shall inform the other Party (the "Indemnifying Party") of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and, at the Indemnifying Party's expense, shall cooperate as reasonably requested in the defense of the claim. The Indemnified Party shall have the right to retain its own counsel, subject to the approval of any such outside counsel by the Indemnifying Party, with the fees and expenses to be paid by the Indemnifying Party if representation of such Party by the counsel retained by Indemnifying Party would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceedings. The Indemnifying Party may not settle such action or claim, or otherwise consent to an adverse judgment in such action or claim, without the express written consent of the Indemnified Party if such settlement or adverse judgment


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           diminishes the rights or interests of, or imposes any obligation on, the Indemnified Party.

     12.3 INSURANCE. Each Party hereby agrees to maintain, during the term of this Agreement, insurance with reputable and sound independent insurers at commercially reasonable levels of coverage in relation to the type, scope and size of business it conducts and to all its obligations herein contained and shall give the other Party an opportunity from time to time to review the insurance policies so that the other Party may satisfy itself that such insurance policies are valid, that the premiums are being paid regularly and that the policies are kept in full force and effect.

13.  TERMINATION.

     13.1  TERMINATION FOR DIVERGENCE FROM VIROPHARMA QA/QC REQUIREMENTS.

            13.1.1 NOTICE OF COMPLIANCE. Before ViroPharma submits the first Firm Order pursuant to Section 4.3, for a Validation Batch pursuant to Section 3.8, ViroPharma shall provide PCAS with written notice of ViroPharma's determination that the quality assurance, quality control, and GMP compliance functions and standards of PCAS are substantially in compliance with FDA's requirements.


            13.1.2 TERMINATION. If ViroPharma does not provide notice of compliance to PCAS pursuant to Section 13.1.1 by June 29, 2001, because ViroPharma concludes that the quality assurance, quality control, and GMP compliance functions and standards of PCAS are not substantially in compliance with FDA's requirements, then on June 29, 2001, ViroPharma may provide PCAS with written notice of termination under this
                    Section 13.1.2 by facsimile, which termination shall be effective on July 6, 2001, or as set forth in Section 13.1.3.

            13.1.3 DISPUTE RESOLUTION. If ViroPharma provides notice of termination to PCAS pursuant to Section 13.1.2, and PCAS disagrees with ViroPharma's conclusion that the quality assurance, quality control, and GMP compliance functions and standards of PCAS are not substantially in compliance with FDA's requirements, then PCAS shall notify ViroPharma by July 6, 2001 of its disagreement. By July 13, 2001, the Parties shall agree on an expert in QA/QC and GMP compliance to arbitrate the dispute. If the Parties cannot agree on an expert, then by July 18, 2001, each Party shall select one expert, both of which experts together shall by July 20, 2001, select another expert who shall be treated as the expert agreed to by the Parties. Within three (3) weeks of being selected, the expert agreed to by the Parties shall perform an audit of PCAS, and determine whether the quality assurance, quality control, and GMP

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                    compliance functions and standards of PCAS are or are not
                    substantially in compliance with FDA's requirements. If the expert agrees with ViroPharma's assessment, then PCAS shall bear all the costs of such determination under this Section 13.1.3, and the Agreement shall be terminated effective upon such decision of the expert. If the expert agrees with PCAS, then ViroPharma shall bear all the costs of such determination under this Section 13.1.3, and the Agreement shall not be terminated.

     13.2 TERMINATION FOR MATERIAL BREACH. A non-defaulting Party shall have the right to terminate this Agreement after written notice to the other that the other is in material breach of this Agreement (the "Defaulting Party"), unless the Defaulting Party cures the breach before the expiration of sixty days after such written notice.

     13.3 TERMINATION FOR INSOLVENCY. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors.

     13.4 TERMINATION FOR DEBARMENT. ViroPharma may terminate this Agreement effective immediately upon notice if at any time during the term of this Agreement PCAS becomes debarred or receives notice of action or threat of action with respect to its debarment. PCAS shall notify ViroPharma immediately if at any time during the term of this Agreement PCAS becomes debarred, or receives notice of action or threat of action with respect to its debarment.

     13.5 TERMINATION FOR DELAY IN REGULATORY APPROVAL. At any time before June1, 2001 ViroPharma may terminate this Agreement upon fifteen days advance written notice if ViroPharma reasonably believes that regulatory approval of pleconaril is likely to be delayed significantly beyond current projections. ViroPharma shall pay PCAS $630,000 within thirty days of exercising its right of termination under this Section 13.5.

     13.6 TERMINATION FOR ADVERSE REGULATORY ACTION. ViroPharma may terminate this Agreement upon sixty days advance written notice if the FDA or any other Regulatory Authority directly or indirectly prohibits or prevents the manufacture or sale of Pleconaril or any finished dosage form containing Pleconaril.

     13.7 TERMINATION UPON PURCHASE OF ************** TONS OF API. If at any time before December 31, 2003, the total amount of API that ViroPharma has purchased from PCAS under this Agreement exceeds ********** kg, ViroPharma may terminate this Agreement upon three (3) months advance written notice.

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

     13.8  EFFECT OF TERMINATION.

           13.8.1  GENERAL. Upon the expiration or any termination of this
                   Agreement: (a) all licenses under this Agreement shall be terminated; and (b) upon the written request of ViroPharma, PCAS shall destroy and shall not retain any copies of any Confidential Information provided by ViroPharma hereunder, except for one copy to be retained by legal counsel solely for archival purposes.

           13.8.2 SURVIVAL OF RIGHTS. Termination or expiration of this Agreement shall not affect any rights to payment or other rights that accrued before the date of termination or expiration. The terms of the following Articles and Sections shall survive any termination or expiration of this
                   Agreement: 3.5, 4.4, 5.3, 6.1.2, 8.2, 8.4-8.6, 8.8, 9, 10,
                   11.2-11.3, 12, and 13.8.

           13.8.3 RIGHTS NOT EXCLUSIVE. All rights to terminate, and rights upon termination, provided for either Party in this Agreement are in addition to other remedies in law or equity which may be available to either Party.

14.  GENERAL TERMS.

     14.1 ENTIRE AGREEMENT. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof.

     14.2 AMENDMENT. No amendment, modification or supplement of any provision of this Agreement shall be effective unless made in writing and signed by a duly authorized officer of each Party.

     14.3 ASSIGNMENT. Neither this Agreement nor any interest hereunder shall be assignable by either Party without the prior written consent of the other Party, except for an assignment by a Party to a successor to substantially all of the business of such Party or to an Affiliate of such Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 14.3 shall be void.

     14.4 WAIVER. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

--------------------------------------------------------------------------------
May 22, 2001                    ViroPharma-PCAS Agreement                Page 23

     14.5 SEVERABILITY. If any part of this Agreement is for any reason held to be invalid, illegal or unenforceable, the Agreement shall be construed as if such part had never been contained in this Agreement, and there shall be deemed substituted for such part a provision that will most nearly carry out the intent of the Parties in this Agreement.

     14.6 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania, U.S.A., without regard to conflict of law principles thereof or of any other jurisdiction.

     14.7 NOTICES. All notices, requests and other communications required under this Agreement, shall be in writing and, unless otherwise provided herein, shall be deemed to have been given:

           a.  when delivered by hand;

           b. if communicated by facsimile, cable or similar electronic means, at the time that receipt thereof has been confirmed by return electronic communication or signal that the message has been received;

           c. five days after being deposited in the United States mail, postage prepaid, certified, return receipt requested; or

           d. three days after being deposited with an internationally recognized overnight courier, return receipt requested.

           Unless otherwise agreed, notices shall be addressed to the parties as follows:

           If to ViroPharma:  ViroPharma Incorporated
                              Attn: Director of Manufacturing
                              405 Eagleview Boulevard
                              Exton, PA  19341
                              U.S.A.
                              Fax:  (610) 458-7380

           With a copy to:    ViroPharma Incorporated
                              Attn: General Counsel
                              405 Eagleview Boulevard
                              Exton, PA  19341
                              U.S.A.
                              Fax:  (610) 458-7380

           If to PCAS:        PCAS
                              Attn:  Directeur General
                              Boite Postale 181
                              91161 Longjumeau Cedex
                              France
                              Fax:  33 (0)1 64 48 23 19


--------------------------------------------------------------------------------
May 22, 2001                    ViroPharma-PCAS Agreement                Page 24

           Either party may change the facsimile number, name or address to which notices should be sent by a notice given to the other party in the manner set forth above.

     14.8 LANGUAGE. All documents, records or notices required under this Agreement shall be kept or made in English, or shall be translated into English at ViroPharma's request and at the expense of PCAS, except for current working procedures such as batch records, working instructions and SOP's.

     14.9 FORCE MAJEUR. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party in writing promptly should such circumstances arise (the "Force Majeure Notice"), giving an indication of the likely extent and duration thereof, and shall use all commercially reasonable efforts to resume performance of its obligations as soon as practicable. In the event that such Party has been unable to perform its obligations under the Agreement within sixty days of the Force Majeure Notice, the other Party shall have the right to terminate this Agreement without penalty.

     14.10 RELATIONSHIP OF THE PARTIES. Both Parties are independent contractors under this Agreement. Nothing in this Agreement creates an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party.

     14.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

     14.12 REPRESENTATION BY LEGAL COUNSEL. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.


VIROPHARMA INCORPORATED                  PCAS


--------------------------------------------------------------------------------
May 22, 2001                    ViroPharma-PCAS Agreement                Page 25

By: /s/ Michel de Rosen                    By: /s/ A. Galigne  /s/ B.J. Pons
   --------------------------                 ------------------------------
     Michel de Rosen                       Name: A. Galigne     B.J. Pons
     President & CEO                            ----------------------------
                                           Its: Director, Pharma Synthesis
                                               -----------------------------


--------------------------------------------------------------------------------
May 22, 2001                    ViroPharma-PCAS Agreement                Page 26

                               EXHIBIT 1.16(A-B)
                             SUMMARY SPECIFICATIONS

NDA Commercial Specification for Pleconaril Drug Substance (Unmicronized)

=============================================================================
Tests                      Method Number         Acceptance Criteria
-----------------------------------------------------------------------------
DESCRIPTION                 *********                **********
-----------------------------------------------------------------------------
Identification              *********                **********


-----------------------------------------------------------------------------
Assay (HPLC)                *********                **********
-----------------------------------------------------------------------------
Chromatographic Impurity    *********                **********
 (HPLC)
-----------------------------------------------------------------------------
Residue on Ignition         *********                **********
-----------------------------------------------------------------------------
Heavy Metals                *********                **********
-----------------------------------------------------------------------------
Polymorphic Form (DSC)/1/   *********                **********
-----------------------------------------------------------------------------
Melting Range               *********                **********
(DSC)
=============================================================================

/1/ : Carried out by a contract laboratory under the responsibility of ViroPharma

Appendix: In-House Tests for *******  Drug Substance  (Unmicronized)

=============================================================================
Tests                           Methods          Internal Guidelines
-----------------------------------------------------------------------------

Water                          *********             **********
(Karl Fischer)
-----------------------------------------------------------------------------
 *************                 *********             **********
=============================================================================
1 : Carried out by a contract laboratory under the responsibility of ViroPharma


--------------------------------------------------------------------------------
May 22, 2001                            Exhibit 1.16(b)                   Page 1

NDA Commercial Specification for ***********

==============================================================================
   Tests                        Method Number         Acceptance Criteria
------------------------------------------------------------------------------
Description                       *********                **********
------------------------------------------------------------------------------
Identification (IR)               *********                **********
------------------------------------------------------------------------------
Water (Karl Fischer)              *********                **********
------------------------------------------------------------------------------
Chromatographic Impurity (HPLC)   *********                **********
==============================================================================



NDA Commercial Specification for *******

==============================================================================
TESTS                     Method Number         Acceptance Criteria
------------------------------------------------------------------------------
DESCRIPTION                 *********                 **********
------------------------------------------------------------------------------
IDENTIFICATION (IR)         *********                 **********
------------------------------------------------------------------------------
WATER (KARL FISCHER)        *********                 **********
------------------------------------------------------------------------------
CHROMATOGRAPHIC IMPURITY    *********                 **********
 (HPLC)
==============================================================================



--------------------------------------------------------------------------------
May 22, 2001                            Exhibit 1.16(b)                   Page 2

NDA Commercial Specification for ********

===============================================================================
TESTS                           METHOD NUMBER          ACCEPTANCE CRITERIA
-------------------------------------------------------------------------------
DESCRIPTION                       *********                **********
-------------------------------------------------------------------------------
IDENTIFICATION (IR)               *********                **********
-------------------------------------------------------------------------------
CHROMATOGRAPHIC IMPURITY          *********                **********
 (GC)
===============================================================================

APPENDIX: IN-HOUSE TEST FOR ********

===============================================================================
TESTS                              METHODS                INTERNAL GUIDELINES
-------------------------------------------------------------------------------
CHROMATOGRAPHIC IMPURITY          *********                    **********
 (GC)
===============================================================================


NDA Commercial Specification for ********


===============================================================================
Tests                     Method Number          Acceptance Criteria
-------------------------------------------------------------------------------
DESCRIPTION                 *********                **********
-------------------------------------------------------------------------------

IDENTIFICATION (IR)         *********                **********
-------------------------------------------------------------------------------
CHROMATOGRAPHIC IMPURITY    *********                **********
 (GC)
-------------------------------------------------------------------------------
ASSAY (HPLC)                *********                **********
-------------------------------------------------------------------------------
WATER (KARL FISCHER)        *******                  **********
===============================================================================


--------------------------------------------------------------------------------
May 22, 2001                            Exhibit 1.16(b)                   Page 3

                                 EXHIBIT 1.20
                              VALIDATION PROTOCOL


Protocol number                      Process Validation Protocol-PLECONARIL-DATE


VALIDATION PROTOCOL AND VALIDATION PLAN

  -----------------------------------------------------------------------------
  |  Production:                     PLECONARIL                                |
  |----------------------------------------------------------------------------|
  |  Validation type:                Prospective validation                    |
  |----------------------------------------------------------------------------|
  |  Initial references:             Validation report VALPLE1/ 08/10/99, see  |
  |                                  also chapters 3 and 9 of the present      |
  |                                  protocol.                                 |
  |----------------------------------------------------------------------------|
  |  Applicable SOP's:               Validation of New Productions             |
  |                                  Quality manual sections 4.4, 4.9 and 4.10 |
  -----------------------------------------------------------------------------


  Approved by:


  ---------------------------------------------------------     --------------
  Claude Becker, Quality Manager, Seloc                              Date


  ---------------------------------------------------------     --------------
  Jean Marie Schneider, R&D Manager, Seloc                           Date


  ---------------------------------------------------------     --------------
  Muriel Janvion, Quality Control Supervisor, Seloc                  Date


  ---------------------------------------------------------     --------------
  Benoit Peure, Chemical Development, Seloc                          Date


  ---------------------------------------------------------     --------------
  Kimm Galbraith, Manufacturing, ViroPharma                          Date


  ---------------------------------------------------------     --------------
  Cynthia Gallagher, CMC, ViroPharma                                 Date


  ---------------------------------------------------------     --------------
  Crispin Cebula, Chemical Development, ViroPharma                   Date


  ---------------------------------------------------------     --------------
  Valerie Brower, Quality Manager, ViroPharma                        Date





--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                         Page 1

Protocol number                      Process Validation Protocol-PLECONARIL-DATE

TABLE OF CONTENTS

Table of Contents..............................................................2

1   Objective and Scope........................................................3

2   Responsibilities...........................................................3

    2.1. Research and Development..............................................3
    2.2. Production............................................................3
    2.3. Quality Control.......................................................3
    2.4. Quality Assurance.....................................................4
    2.5. ViroPharma............................................................4

3   Type of Validation.........................................................4

4   Number of Validation Batches...............................................5

5   Quality of Materials.......................................................5

6   Process Description........................................................5

7   Process Equipment..........................................................6

8   Specifications.............................................................6

    8.1. In Process Controls...................................................6
    8.2. Starting Materials....................................................7
    8.3. Intermediates.........................................................8
    8.4. Pleconaril Drug Substance.............................................8

9   Process Parameters.........................................................9

10  Sampling Plans............................................................10

11  Validation Review and Validation Report...................................11

12  Validation Acceptance Criteria............................................12

13  Process Validation Failure................................................13

14  Validation Plan...........................................................14



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 2

Protocol number                      Process Validation Protocol-PLECONARIL-DATE

1    OBJECTIVE AND SCOPE

     The objective of this Protocol is to describe the commercial manufacturing process for the production of pleconaril drug substance at the 600 kg scale. It also defines the requirements for process validation and the acceptance criteria for this process validation. The successful completion of this Protocol will provide assurance that the commercial manufacturing process for pleconaril will consistently produce material that meets the Specifications for pleconaril, including polymorph form (Form III), and is, therefore, validated.

2    RESPONSIBILITIES

     2.1. RESEARCH AND DEVELOPMENT

          The Research and Development Department will:

              Establish the Summary Development Report and provide Quality Assurance with the information necessary for the development of the Validation Protocol.

              Review and approve the Validation Protocol prior to execution.

              Assist the Production Department during the manufacture of the validation batches.

              Review and approve the final Validation report.

     2.2. PRODUCTION

          The Production Department will:

              Review and approve the Validation Protocol prior to execution.

              Review and approve the Master Batch Records prior to execution.

              Manufacture the validation batches in accordance with the approved Master Batch Records and the specific instructions of this Validation Protocol.

              Remove the in-process control samples according to the sampling plan during manufacturing for analysis.

              Review the executed Batch Records for completeness and accuracy prior to submission to the Quality Assurance Department for final review and approval.

              Review and approve the final Validation report.

     2.3. QUALITY CONTROL

          The Quality Control Department will:


--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 3

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


              Review and approve the Validation Protocol prior to execution.

              Receive in-process samples for analysis.

              Remove samples of intermediate or final API for release testing.

              Test the in-process control samples as well as the samples for the final product of each manufacturing step in accordance with the validated and/or approved analytical methods.

              Review the analytical results for completeness and accuracy, prepare the analytical reports prior to submission to Quality Assurance for final review and approval.

              Review and approve the final Validation report.

     2.4. QUALITY ASSURANCE

          The Quality Assurance Department will:

              Prepare and approve the Validation Protocol prior to execution.

              Review and approve the Master Batch Records prior to execution.

              Review and approve the executed Batch Records and the analytical results for completeness, accuracy and compliance with the Master Batch Records, analytical methods and current Good Manufacturing Practices.

              Prepare and approve the final Validation report.

     2.5. VIROPHARMA

          ViroPharma Incorporated as Sponsor will:

              Review and approve the Validation Protocol prior to execution.

              Review and approve the Master Batch Records prior to execution.

              Review and approve the executed Batch Records.

              Review and approve the final Validation report.

3    TYPE OF VALIDATION

     The validation is a prospective validation of the three-step synthesis of pleconaril. The validation will verify the previous validation results for steps 1 and 2 with a 1.5 time batch size increase in these steps and to demonstrate that control of crystallization will consistently produce polymorphic form III of pleconaril.



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 4

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


4    NUMBER OF VALIDATION BATCHES

     The validation will be carried out on all three (3) steps of the synthesis on the new production campaign. The relevant data will be collected for all the batches produced during that additional campaign. The campaign will consist in 5 batches of both 1st and 2nd steps and 4 batches of the 3rd step.

     After completion of each batch, the batch record will be reviewed to determine the effect of any modifications and/or deviations to the procedure described in the applicable Master Batch Record (MBR) on the validation. For a successful validation, at least three (3) consecutive batches of each step will be produced without deviations of the critical process parameters. In addition, the three consecutive batches of each step must conform to the critical quality attributes.

     If any step requires modifications to the process and MBR, this validation protocol will be amended and additional batch(es) will be produced so that the validation includes three consecutive batches by the amended process and if a validation batch fails for reasons unrelated to process performance (e.g., power failure or equipment or equipment breakdown), that batch will be removed from the validation study and an additional batch will be produced, which will be considered consecutive to the batch preceding the batch that failed for non-process related reasons.

5    QUALITY OF MATERIALS

     Only fresh, not recovered, solvents are used . All reagents, solvents and other materials used in this validation will meet their currently approved specifications.

6    PROCESS DESCRIPTION

STEP 1: PREPARATION OF *********** (**************)

**************

STEP 2: PREPARATION OF *********** (**************)

**************


STEP 3: PREPARATION OF *********** (**************)

**************



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 5

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


7    PROCESS EQUIPMENT

     Major equipment used for the manufacture of pleconaril is specified in the batch record. The equipment is multi-purpose, has been previously qualified and is subject to periodic calibrations.


8    SPECIFICATIONS

     The specifications for In Process Controls, Pleconaril, the two intermediates and the starting materials are listed in the tables below:

     8.1.IN PROCESS CONTROLS (IPC's)

     The following are the acceptance criteria for IPC's.

     =========================================================================
      IPC # AND
      DESCRIPTION          METHOD NUMBER     ACCEPTANCE CRITERIA
      ------------------------------------------------------------------------
      203-1
      Chromatographic      ***************   ***************
      Impurity
      ------------------------------------------------------------------------
      203-1.5
      Loss on drying       ***************   ***************
      ------------------------------------------------------------------------
      203-2
      Chromatographic      ***************   ***************
      Impurity
      ------------------------------------------------------------------------
      203-3
      Water (Karl          ***************   ***************
      Fischer)
      ------------------------------------------------------------------------
      203-4
      Residual             ***************   ***************
      solvents
     =========================================================================




--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 6

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


     8.2. STARTING MATERIALS

          The following are the acceptance criteria for the starting materials.

          *********** (************)

         =======================================================================
          TESTS                   METHOD NUMBER           ACCEPTANCE CRITERIA
         -----------------------------------------------------------------------
          Description             ***************         ***************
         -----------------------------------------------------------------------
          Identification (IR)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Chromatographic
          Impurity (GC)           ***************         ***************
         -----------------------------------------------------------------------
          Assay (HPLC)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Water (Karl
          Fischer)                ***************         ***************
         =======================================================================


          ************ (**************)

         =======================================================================
          TESTS                   METHOD NUMBER           ACCEPTANCE CRITERIA
         -----------------------------------------------------------------------
          Description             ***************         ***************
         -----------------------------------------------------------------------
          Identification (IR)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Chromatographic
          Impurity (GC)           ***************         ***************
         =======================================================================


--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 7

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


     8.3. INTERMEDIATES

          The following are the acceptance criteria for each intermediate.

          ************ (**************)
         =======================================================================
          TESTS                   METHOD NUMBER           ACCEPTANCE CRITERIA
         -----------------------------------------------------------------------
          Description             ***************         ***************
         -----------------------------------------------------------------------
          Identification (IR)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Water (Karl
          Fischer)                ***************         ***************
         -----------------------------------------------------------------------
          Chromatographic
          Impurity (HPLC)         ***************         ***************
         =======================================================================





          ************ (**************)
         =======================================================================
          TESTS                   METHOD NUMBER           ACCEPTANCE CRITERIA
         -----------------------------------------------------------------------
          Description             ***************         ***************
         -----------------------------------------------------------------------
          Identification (IR)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Water (Karl
          Fischer)                ***************         ***************
         -----------------------------------------------------------------------
          Chromatographic
          Impurity (HPLC)         ***************         ***************
         =======================================================================



     8.4. PLECONARIL DRUG SUBSTANCE

          The following are the acceptance criteria for pleconaril drug substance.

         PLECONARIL DRUG SUBSTANCE (UNMICRONIZED), ************

         =======================================================================
          TESTS                   METHOD NUMBER           ACCEPTANCE CRITERIA
         -----------------------------------------------------------------------
          Description
                                  ***************         ***************
         -----------------------------------------------------------------------
          Identification
                                  ***************         ***************
         -----------------------------------------------------------------------
          Assay (HPLC)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Chromatographic
          Impurity (HPLC)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Residue on
          Ignition
                                  ***************         ***************
         -----------------------------------------------------------------------
          Heavy Metals            ***************         ***************
         -----------------------------------------------------------------------
          Polymorphic
          Form III (DSC)
                                  ***************         ***************
         -----------------------------------------------------------------------
          Melting Range
          (DSC)                   ***************         ***************
         =======================================================================



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 8

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


9    PROCESS PARAMETERS - CRITICAL PROCESS PARAMETERS

     The critical process parameters for the manufacture of pleconaril are discussed in:

     o  Validation Plan and Validation Protocol for Pleconaril - Limay,
        June 29, 1998
     o Pleconaril Production Batches - Development Report, B. Peure, Seloc, September 21, 1999

     o  Pleconaril Process Control - Critical Parameter Justification,
        C. Becker, February 2, 2000
     o  Summary of Development Report, C. Becker February 12, 2001

     As defined during the development of the manufacturing process for pleconaril, the following parameters are critical to the manufacturing process:

     PROCESS STEP 1:

     No critical parameters.

     PROCESS STEP 2:

     o The addition of ************** will be within ************** % of the ******* ratio target.

     o The water content of isolated ************** (**************) will be ************** %

     PROCESS STEP 3:

     o  Temperature prior to ***********: ********  to ******** (degree)C

     o Seed amount will be ***%-*****% of target batch size and seed quality will be ********% form III determined by DSC.

     o Temperature and time for drying: ***** to *******(degree)C for Not Less Than ***** hours



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 9

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


10   SAMPLING PLANS

     Sampling of raw materials, in-process control materials, intermediates and final product will be carried out according with current SOPs. Any specific sampling is indicated in the batch instructions.

     The proposed sampling plan for the validation batches is as follows:

     PROCESS STEP 1

     . IPC#203-1 Samples taken and analyzed at *********** hours to profile completion of reaction. When IPC#203-1 results are ********% ***********, then the reaction will be cooled and no further samples taken. The IPC results from all three validation batches will be evaluated in conjunction with previous pilot and production batches to confirm that the target reaction time is consistently between ******** hours.

     . At least three samples are taken from each batch (first centrifuge shot, half-way through-centrifugation and last centrifuge shot) and each sample analyzed individually for impurities (method no. 61834.000) to evaluate efficiency of the washing procedure and an LOD (IPC 203-1.5) to evaluate centrifugation efficiency.

     PROCESS STEP 2

     . After drying, a representative sample from the first drum, middle drum and last drum of total number of drums will be taken and each sample analyzed individually for water content (IPC#203-3).


     PROCESS STEP 3

     . During and after drying and sieving, sampling and testing are carried out according to the following plan:


                                 Production          Batch             Number
                                 ----------          -----             ------
            Drying time/1/           5                 6                  7
     ---------------------------------------------------------------------------
               24 h                  B                 B                  B
     ---------------------------------------------------------------------------
               32 h*                 A                 A                  A
     ---------------------------------------------------------------------------
               40 h*                 A                 A                  A
     ---------------------------------------------------------------------------
               48 h*                 A                 A                  A
     ---------------------------------------------------------------------------
               60 h*                 A                 A                  A
     ---------------------------------------------------------------------------




--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 10

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


     ---------------------------------------------------------------------------
               72 *                  A                 A                  A
     ---------------------------------------------------------------------------
         After IPC passes
        remove from dryer            B                 B                  B
           and sample
     ---------------------------------------------------------------------------

          After sieving              C                 C                  C
     ---------------------------------------------------------------------------


/1/ All sampling times are plus or minus 1 hour
*If necessary (IPC results exceed specs).

Sampling:

 .  for samples A and B, the sampling is carried out as per SOP G3-033

 . for sample C (final sampling of the batch after sieving), a representative sample from the first drum, middle drum and last drum of total number of drums will be taken per SOP G3-032.


Testing; according to the sampling identification, the following testing is carried out:

A:    Residual solvents  (method 3482)

B:    Residual solvents  (method 3482)
      Chromatographic purity  (Method-1 63843DS.003)
      Polymorphic form III (DSC) (Method 63843DS.600)

C:    Residual solvents  (method 3482) and full release testing as per section 8.4


11   VALIDATION REVIEW AND VALIDATION REPORT

     The studies, documents and data listed in the validation plan will be subject to periodic reviews and a final review. A validation report will be written. The final review and the approval of the validation report will be carried out by the functions involved for the approval of the present protocol as defined in section 2.

     The validation report will include the following, at a minimum:

     Copy of the Control Sheets of the Executed Batch Records.


     o Listing of all modifications and deviations from the MBR for each batch for each step, as well as an evaluation of the impact on the validation of each modification and deviation.



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 11

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


     o Table listing steps with defined process parameters, the acceptance criteria for each listed process parameter, the actual conditions for those parameters for each batch and an evaluation as to whether the actual conditions met the acceptance criteria.

     o Tables with the analytical results of the testing in the quality specifications for Intermediates and pleconaril, as well as an evaluation as to whether each batch met the acceptance criteria.

     o Evaluation to determine that each step met all acceptance criteria and is considered validated.

     o  Conclusions.


   The complete validation file will contain the above validation report and all documentation collected.


12   VALIDATION ACCEPTANCE CRITERIA

     The validation acceptance criteria are as follows:

     o Acceptance of each executed batch record demonstrating that the process parameters have been met within the defined ranges.

     o The two starting materials, two intermediates and the final API will meet all specification acceptance criteria as outlined in section 8.

     o The following samples described under the sampling plan section will meet the following acceptance criteria:

     12.1. PROCESS STEP 1:

           .  IPC 203-1 Samples: IPC 203-1 results are ********% ***********.
              The IPC results from all three validation batches will be evaluated in conjunction with previous pilot and production batches to confirm that the target reaction time is consistently ****** hours.

           . Centrifuge Shots: Each sample will be analyzed for residual solvents by LOD (IPC 203-1.5). Acceptance criteria: Any individual LOD value across all batches will not be ************%.

     12.2. PROCESS STEP 2:

           .  IPC 203-2 Samples: IPC 203-2 results are *********% *************.

           . Samples from Dryer: Each sample will be analyzed using the most current version of the water content method (IPC#203-3). Acceptance criteria: Water content ********%




--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 12

Protocol number                      Process Validation Protocol-PLECONARIL-DATE


     12.3. PROCESS STEP 3:

           . Samples from the Dryer: The samples are analyzed according to the plan given in section 10 - process step 3. The samples will validate

               - Purity, polymorphic form at "middle" (about 24 hours), end of drying and after sieving

               - That the IPC will determine end of drying and batch homogeneity.

              The intention of this plan is not to validate a certain drying time.

           . Samples from Drums: Each sample will be analyzed using the most current version of methods listed in section 8.4. Acceptance criteria: Each sample must meet all specifications acceptance criteria listed in section 8.4. of this protocol.

           . The analytical results on both samplings will be evaluated for the incidence of drying and sieving on the polymorphysm and on the impurities profile.


13   PROCESS VALIDATION FAILURE

     If any step fails to meet the process validation criteria specified in
     Section 12, an investigation will be carried out to determine the cause of the failure. If necessary, additional developmental work may be carried out. Based on the results of the investigation and any additional work, this protocol will be amended to describe the additional work required to complete the validation.



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 13

Protocol number                      Process Validation Protocol-PLECONARIL-DATE

14   VALIDATION PLAN - Studies, Activities, Documentation and responsibilities
--------------------------------------------------------------------------------------------------------
#      STUDIES / ACTIVITIES / DOCUMENTS                                                 RESPONSIB.

--------------------------------------------------------------------------------------------------------
 1     Specifications and specifications change history                                 MJ
--------------------------------------------------------------------------------------------------------
 2     Review of analytical data of raw material prior to batches launches              MJ
--------------------------------------------------------------------------------------------------------
 3     Follow up  of specific additional IPC sampling and relative additional           BP
       instructions to the Batch Manufacturing Instructions
--------------------------------------------------------------------------------------------------------
 4     Follow up of specific cleaning validation sampling and update of cleaning        BP /  BD
       validation matrix
--------------------------------------------------------------------------------------------------------
 5     Production review of executed Batch Records and evaluation of deviations         BD
       prior to submission to QA and  reporting on the Batch Records control forms
--------------------------------------------------------------------------------------------------------
 6     Shipment of samples to be studied for polymorphysm (DSC)                         MJ
--------------------------------------------------------------------------------------------------------
 7     Follow up analytical work for drying validation                                  SF
--------------------------------------------------------------------------------------------------------
 8     Review of the executed Batch Records and related analytical results              JLH
       QA Batch approval
--------------------------------------------------------------------------------------------------------
 9     Analytical profiles for intermediates and final product - Chromatographic        MJ / SF
       profiles
       Summaries for drying and cleaning validation
--------------------------------------------------------------------------------------------------------
10     Intermediate reviews and actions in case of deviations on individual             BP / MJ / CB
       intermediate or API batches
--------------------------------------------------------------------------------------------------------
11     Analytical data summary tables                                                   MJ
--------------------------------------------------------------------------------------------------------
12     Global review of data and documentation relative to the validation batches       BP / MJ / CB /
                                                                                        JMS
--------------------------------------------------------------------------------------------------------
13     Preparation and approval of the final Validation Report including the Summary    BP / MJ / CB /
       of Validation.                                                                   JMS
--------------------------------------------------------------------------------------------------------

Responsibilities (full names):

JMS     Jean Marie SCHNEIDER                 R&D Manager

SF      Sandrine FERAUD                      Analytical Methods Engineer

MJ      Muriel JANVION                       Quality Control Supervisor

BD      Bruno DOUGUEDROIT                    Chemical Development Technician

BP      Benoit PEURE                         Chemical Development Engineer

JLH     Jean Luc HELLO                       Quality Assurance Supervisor

CB      Claude BECKER                        Quality Manager



--------------------------------------------------------------------------------
May 22, 2001                         Exhibit 1.20                        Page 14

                                  EXHIBIT 4.1
                       Rolling Annual Forecast by Quarter

                                     PCAS
                   Quarterly Forecasted Material Requirements
                        July 2001 through December 2002


   Quarter            1st         2nd         3rd         4th       Total
------------------------------------------------------------------------------
Calendar Year 2001
  Forecast (kg)      ******      ******      ******      ******     ******
     Batches         ******      ******      ******      ******     ******
------------------------------------------------------------------------------
Calendar Year 2002
  Forecast (kg)      ******      ******      ******      ******     ******
     Batches         ******      ******      ******      ******     ******
------------------------------------------------------------------------------

Assumes a yield and order quantity of ******* kg per batch


--------------------------------------------------------------------------------
May 22, 2001                           Exhibit 4.1                        Page 1

                                  EXHIBIT 6.4
                       (Euro)/$ EXCHANGE RATE - EFFECTIVE DATE

The (Euro)/$ Exchange Rate on the Effective Date is: 1.140















--------------------------------------------------------------------------------
May 22, 2001                           Exhibit 6.4                        Page 1